UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  September 21, 2005

CNH CAPITAL RECEIVABLES LLC

CNH EQUIPMENT TRUST 2005-B
(Exact Name of Registrant as Specified in its Charter)

Delaware

Delaware
(State or Other Jurisdiction of Incorporation)

333-122462	39-1995297
333-122462-02	20-3423974
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois 60045

c/o The Bank of New York (Delaware), White Clay Center,

Route 273, Newark, Delaware 19711
(Address of Principal Executive Offices)   (Zip Code)

(847) 735-9200

(302) 283-8079
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On September 21, 2005, CNH Equipment Trust 2005-B publicly issued $202,000,000 principal amount of 3.90844% Class A-1 Asset Backed Notes (the “A-1 Notes”), $292,000,000 principal amount of 4.17% Class A-2 Asset Backed Notes (the “A-2 Notes”), $397,000,000 principal amount of 4.27% Class A-3 Asset Backed Notes (the “A-3 Notes”), $81,750,000 principal amount of Floating Rate Class A-4a Asset Backed Notes (the “A-4a Notes”), $137,000,000 principal amount of 4.40% Class A-4b Asset Backed Notes (the “A-4b Notes”), $28,750,000 principal amount of 4.57% Class B Asset Backed Notes (the “B Notes”) and $11,500,000 principal amount of 4.93% Class C Asset Backed Notes (the “C Notes” and, together with the A-1 Notes, the A-2 Notes, the A-3 Notes, the A-4a Notes and the A-4b Notes, the “Notes”) pursuant to a registration statement (No. 333-122462) declared effective on February 24, 2005. The lead managers for the issuance of the Notes were Credit Suisse First Boston LLC and BNP Paribas Securities Corp. (the “Representatives”).  In connection with the offering described above, the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of September 8, 2005 among CNH Capital America LLC, CNH Capital Receivables LLC and the Representatives.

4.1	Indenture, dated as of September 1, 2005, between CNH Equipment Trust 2005-B and JP Morgan Chase Bank, N.A.

4.2	Trust Agreement, dated as of September 1, 2005, among the CNH Capital Receivables LLC and The Bank of New York

4.3	Sale and Servicing Agreement, dated as of September 1, 2005, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2005-B, .

4.4	CNHCA Purchase Agreement, dated as of September 1, 2005, among CNH Capital Receivables LLC and CNH Capital America LLC.

4.5	Administration Agreement, dated September 1, 2005, among New Holland Credit

Company, LLC, CNH Equipment Trust 2005-B and JPMorgan Chase Bank, N.A..

4.6	Confirmation of Swap Transaction (Class A-4a Notes), dated as of September 21, 2005, between CNH Equipment Trust 2005-B and BNP Paribas.

4.7	Backup Servicing Agreement, dated as of September 1, 2004 among CNH Capital Receivables LLC, New Holland Credit Company, LLC, CNH Equipment Trust 2005-B and Systems and Services Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, CNH Capital Receivables LLC and the Co-Registrant, CNH Equipment Trust 2005-B by its Administrator, New Holland Credit Company, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 26, 2005	CNH Capital Receivables LLC (Registrant)

	By:	/s/ Brian O’Keane
	Name:	Brian O’Keane
	Title:	Treasurer

September 26, 2005	CNH EQUIPMENT TRUST 2005-B
By: New Holland Credit Company, LLC, Administrator of CNH Equipment Trust 2005-B (Co-Registrant)

	By:	/s/ Brian O’Keane
	Name:	Brian O’Keane
	Title:	Treasurer